EXHIBIT 4.1 - SPECIMEN STOCK CERTIFICATE


                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                           CUSIP NO.
                                                                    ------------

NUMBER
SHARES


                             Meiguo Ventures I, Inc.
                              ---------------------
                   AUTHORIZED COMMON STOCK: 230,000,000 SHARES
                       COMMON STOCK PAR VALUE: $.0001 EACH


THIS CERTIFIES THAT _____________________________________________

IS THE RECORD HOLDER OF _______________________________________
Shares of the above named Corporation transferable only on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___ day of ________, _______


---------------------------------              ---------------------------------
Secretary                                      President

                             MEIGUO VENTURES I, INC.
                                    Corporate
                                      Seal
                                    Delaware
                                      2008
                                      *****


NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                               Countersigned Registered:
                                               Transfer Online, Inc.____________
                                               By_______________________________
                                               Authorized Signature

                                 [Reverse Side}


NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                UNIF GIFT MIN ACT ___ Custodian___
TEN ENT - as tenants by the entireties                        (Cust)     (Minor)
JT TEN -  as joint tenants with right
          of survivorship and not as                      Act____________
          tenants in common                                    (State)

Additional abbreviations may also be used though not in the above list.

For value received,______________________________________________________ hereby sell, assign and transfer unto _________________________________________________
Shares represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises. Dated _________________________
----------------------------

                  In presence of  _____________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: